UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Humana Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 4/24/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement , Annual Report with Form 10-K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 4/4/08.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639**Email: sendmaterial@proxyvote.com B

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

R

HUMANA INC. C

Vote In Person O

There are no special requirements for meeting attendance. At the D

Meeting you will need to request a ballot to vote these shares. E

ATTN: JOAN O. LENAHAN

500 W. MAIN ST.

27TH FLOOR LOUISVILLE, KY 40202

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40

2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40

3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40

4-TEST PRINT

5-51 MERCEDES WAY

6-EDGEWOOD,

7-NY

8-11717

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234567

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting for stockholders as of 2/27/08

is to be held on 4/24/08 at 10:00 a.m. EDT

at:

Humana Building

500 West Main Street

25th Floor Auditorium

Louisville, KY 40202

Directions to Humana for Annual Meeting

Arriving from the north, south or east

If you are traveling from Interstates 65 or 71, take Interstate

64 West as you come into downtown Louisville. If you are traveling west on I-64, remain on it as you come into downtown Louisville. Take the Third Street/River Road (#5B) exit. This exit has two lanes and a traffic light at the bottom.

Remain in the left lane of this exit and proceed straight at the light. Turn right onto Main Street. Humana is on the left hand (South) side of the street at the intersection of Fifth and Main Streets.

Arriving from the west

If you are traveling on Interstate 64 East, get off at the

Ninth Street (#4) exit. Get into the left lane, turn left onto Market Street, turn left again on Fifth Street, then left again onto Main Street. Humana is on the left hand (South) side of the street at the intersection of Fifth and Main Streets.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on 4/24/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement , Annual Report with Form 10-K

To view this material, have the 12-digit Control #(s) available and visit:

www.investorEconnect.com

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Voting items

The Board of Directors recommends a vote

FOR the following proposals.

1. The Election of Directors.

Nominees:

(01a) David A. Jones, Jr.

(01b) Frank A. D’Amelio

BARCODE

(01c) W. Roy Dunbar

(01d) Kurt J. Hilzinger

(01e) Michael B. McCallister

(01f) William J. McDonald

(01g) James J. O’Brien

(01h) W. Ann Reynolds, Ph.D.

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2. The approval of the Company’s Executive Management Incentive Plan.

3. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

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CONTROL # ?

0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40

FINANCIAL SOLUTIONS

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

234567

234567

234567

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2345678

Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip

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02 0000000000 999999999999

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

R1HMN4

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXXX
Cusip
P99999-010
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